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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 5, 2001 relating to the consolidated financial statements and financial statement schedule, which appears in N2H2, Inc.'s Annual Report on Form 10-K for the year ended September 30, 2001.



                                        /s/ PRICEWATERHOUSECOOPERS LLP



Seattle, Washington
September 30, 2002